Touchstone Variable Series Trust                             Semi-Annual Report
                                                                  June 30, 2003
o  Touchstone Balanced                                              (unaudited)
o  Touchstone Core Bond
o  Touchstone Emerging Growth
o  Touchstone Enhanced 30
o  Touchstone Growth & Income
o  Touchstone High Yield
o  Touchstone International Equity
o  Touchstone Money Market
o  Touchstone Value Plus

TOUCHSTONE
---------------------------------
                          ADVISOR
                         VARIABLE
                          ANNUITY

This semi-annual report contains the financial statements and performance information for the following funds of the Touchstone Variable Series Trust:
Touchstone Balanced, Touchstone Core Bond, Touchstone Emerging Growth, Touchstone Enhanced 30, Touchstone Growth & Income, Touchstone High Yield, Touchstone International Equity, Touchstone Money Market, and Touchstone Value Plus.

Separate Account 2 of Western-Southern Life Assurance Company holds assets allocated to its sub-accounts by the owners of the variable annuity contracts. The assets of these sub-accounts are invested in the corresponding funds listed above. The financial statements and performance returns in this semi-annual report are those of the corresponding funds, rather than those of the Separate Account. The performance returns do not reflect any expenses or fees of the variable annuity contract. The returns would therefore be somewhat lower after the deduction of these expenses and fees.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more information about any Touchstone annuity or investment option, including charges and expenses, call Touchstone for a free prospectus. Read it carefully before you invest. Touchstone Advisor Variable Annuities are underwritten by Western-Southern Life Assurance Company, Cincinnati, Ohio and distributed by Touchstone Securities, Inc.,* Cincinnati, Ohio. Western-Southern Life Assurance Company and Touchstone Securities, Inc. are both members of the Western & Southern Financial Group.

 * A registered broker-dealer and member of the NASD and SIPC.

Underwriter
-----------
Western-Southern Life Assurance Company
400 Broadway
Cincinnati, Ohio 45202

Distributor
-----------
Touchstone Securities, Inc.
221 East Fourth Street, Suite 300
Cincinnati, Ohio  45202
800.638.8194 Broker-Dealers
800.285.2858 Financial Institutions

Variable Annuity Service Center
-------------------------------
Touchstone Variable Annuity Service Center
P.O. Box 2850
Cincinnati, Ohio  45201-2850
800.669.2796 (press 2)



TOUCHSTONE
INVESTMENTS

RETIRE ON YOUR TERMS
VARIABLE ANNUITIES


7142-S-0308

                                                           Semi-Annual Report
                                                                June 30, 2003

o  AIM V.I. Growth
o  AIM V.I. Government Securities
o  Alger American Small Capitalization
o  Alger American Growth
o  MFS VIT Emerging Growth
o  MFS VIT Investors Trust
o  PIMCO VIT Long-Term U.S. Government
o  Putnam VT International Equity
o  Scudder VIT Equity 500 Index


TOUCHSTONE
--------------------------------------
                              VARIABLE
                             ANNUITIES

This semi-annual report contains the financial statements and performance information for the following funds: AIM V.I. Growth, AIM V.I. Government Securities, Alger American Small Capitalization, Alger American Growth, MFS VIT Emerging Growth, MFS VIT Investors Trust, PIMCO VIT Long-Term U.S. Government, Putnam VT International Equity and Scudder VIT Equity 500 Index.

Separate Accounts1 and 2 of Western-Southern Life Assurance Company hold assets allocated to their sub-accounts by the owners of the variable annuity contracts. The assets of these sub-accounts are invested in the corresponding funds listed above. The financial statements and performance returns in this semi-annual report are those of the corresponding funds, rather than those of the Separate Account. The performance returns do not reflect any expenses or fees of the variable annuity contract. The returns would therefore be somewhat lower after the deduction of these expenses and fees.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more information about any Touchstone annuity or investment option, including charges and expenses, call Touchstone for a free prospectus. Read it carefully before you invest. Touchstone Gold, Touchstone Advisor and Touchstone Select Variable Annuities are underwritten by Western-Southern Life Assurance Company, Cincinnati, Ohio and distributed by Touchstone Securities, Inc.,* Cincinnati, Ohio. Western-Southern Life Assurance Company and Touchstone Securities, Inc. are both members of the Western & Southern Financial Group.

* A registered broker-dealer and member of the NASD and SIPC.

Underwriter
-----------
Western-Southern Life Assurance Company
400 Broadway
Cincinnati, Ohio 45202

Distributor
-----------
Touchstone Securities, Inc.
221 East Fourth Street, Suite 300
Cincinnati, Ohio  45202
800.638.8194 Broker-Dealers
800.285.2858 Financial Institutions

Variable Annuity Service Center
-------------------------------
Touchstone Variable Annuity Service Center
P.O. Box 2850
Cincinnati, Ohio  45201-2850
800.669.2796 (press 2)



TOUCHSTONE
INVESTMENTS

RETIRE ON YOUR TERMS
VARIABLE ANNUITIES

7460-S-0308

The most recent semi-annual or annual reports of the following investment companies are made a part hereof and incorporated herein.


         AIM Variable Insurance Funds, Inc. (File No. 811-7452)
            AIM V.I. Growth Fund, Series I Shares
            AIM V.I. Government Securities Fund, Series I Shares

         The Alger American Fund (File No. 811-5550)
            Alger American Growth Portfolio - Class O
            Alger American Small Capitalization Portfolio - Class O

         MFS Variable Insurance Trust (File No. 811-8326)
            MFS Emerging Growth Series, Initial Class
            MFS Investors Trust Series, Initial Class

         PIMCO Variable Insurance Trust (File No. 811-8399)
            Long-Term U.S. Government Portfolio-Administrative Class

        Putnam Variable Trust (File No. 811-5346)
            Putnam VT International Equity Fund - Class IB

         Scudder Investments VIT Funds (File No. 811-7507)
            Scudder VIT Equity 500 Index Fund - Class A

        Touchstone Variable Series Trust (File No. 811-8416)
            Touchstone International Equity Fund
            Touchstone Baron Small Cap Fund
            Touchstone Emerging Growth Fund
            Touchstone Third Avenue Value Fund
            Touchstone Large Cap Growth Fund
            Touchstone Enhanced 30 Fund
            Touchstone Value Plus Fund
            Touchstone Growth & Income Fund
            Touchstone Balanced Fund
            Touchstone High Yield Fund
            Touchstone Core Bond Fund
            Touchstone Money Market Fund